                                                                   Exhibit 10-42


                               DTE ENERGY COMPANY
                            2002 STOCK INCENTIVE PLAN
                   PERFORMANCE SHARE GRANT MEASURES & TARGETS
                                JANUARY 23, 2002

-----------------------------------------------------------------------------------------
                                                 Threshold        Target        Maximum
                                      Weight     50% Payout    100% Payout    200% Payout
-----------------------------------------------------------------------------------------
Earnings Growth                        60%           2%             4%             8%
-----------------------------------------------------------------------------------------
Total Shareholder Return               25%       25th %ile      50th %ile      90th %ile
  - S&P Utility Index
-----------------------------------------------------------------------------------------
Employee Satisfaction/Engagement       15%       30th %ile      50th %ile      75th %ile
-----------------------------------------------------------------------------------------

NOTES:

To determine final payouts, the actual results will be interpolated between the Threshold and Target, and between the Target and Maximum for each of the three measures.

THESE PROPOSED MEASURES, TARGETS, AND WEIGHTINGS ARE IDENTICAL TO THE 2001
DESIGN.

                               DTE ENERGY COMPANY
                 1998 RESTRICTED STOCK GRANT PRELIMINARY RESULTS
                                JANUARY 23, 2002

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Actual      Weighted
                                            Weight                Level 1         Level 2        Level 3       Results       Payout
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Positive &     Positive &      Positive &
Total Shareholder Return                      55%                90th %ile   50th to 90th %ile  25th %ile   10th Position    35.4%
                                                                  of DJEU         of DJEU        of DJEU      73rd %ile
                               PAYOUT Equal To or Greater Than     100%         50% - 75%          25%
------------------------------------------------------------------------------------------------------------------------------------
Customer Satisfaction                         15%               Top Decile        Upper           Upper          80%          3.8%
                                                                                Quartile          Third        73rd %ile
                               PAYOUT Equal To or Greater Than     100%        50% - 100%          25%
------------------------------------------------------------------------------------------------------------------------------------
Total Production Cost ($/MWh)                 15%                $18.93 or       $18.93 to      $19.13 to        TBD          TBD
                                                                   Less          $19.13          $19.32
                               PAYOUT Equal To or Greater Than     100%        50% - 100%          25%
------------------------------------------------------------------------------------------------------------------------------------
INPO Performance Indicator
  Index                                       15%                  Upper           Above          Third      Below Third      0.0%
                                                                 Quartile        Median         Quartile      Quartile
                               PAYOUT Equal To or Greater Than     100%         50% - 75%       25% - 50%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Total Payout =    TBD
                                                                                                            ------------------------

                               DTE ENERGY COMPANY
                 2002 ANNUAL INCENTIVE PLAN - MEASURES & TARGETS
                                JANUARY 23, 2002

--------------------------------------------                                 -------------------------------------------------------
            2001 Plan Design                                                                     2002 Plan Design
--------------------------------------------                                 -------------------------------------------------------
         Threshold     Target      Maximum                                            Threshold    Target       Maximum     2001
Weight  50% Payout  100% Payout  200% Payout                                 Weight  50% Payout  100% Payout  200% Payout  Results
------------------------------------------------------------------------------------------------------------------------------------
 50%       11.3%       12.0%        12.6%     ROE for 2001 (1)                                                             12.6% p
          ($3.30)     ($3.50)      ($3.70)    (Pro-forma 2001 EPS)
                                              EPS for 2002 (1)                50%       $3.55       $3.75        $4.00     $3.45 p
------------------------------------------------------------------------------------------------------------------------------------
 20%        $50         $75         $125      Cash Flow ($ in Millions) (2)   25%        $50        $100          $200      $64 p
------------------------------------------------------------------------------------------------------------------------------------
 10%        82%         83%          85%      Customer Satisfaction (3)       15%        76%         82%          86%        83%
------------------------------------------------------------------------------------------------------------------------------------
  5%        7%           9%          11%      Diversity - Minority Spending   N/A    Goals established for individual
                                                                                       organizations                         14%
------------------------------------------------------------------------------------------------------------------------------------
  5%                                          Diversity Placements (4)        10%
            22%         25%          26%        -  Minorities                            22%         25%          26%        27%
            25%         28%          30%        -  Women                                 25%         28%          30%        31%
------------------------------------------------------------------------------------------------------------------------------------
 10%        40           35          27       Safety -                        N/A    Goals established for individual
                                                                                       organizations                         38
                                              Lost Work Day Incidents
------------------------------------------------------------------------------------------------------------------------------------

NOTES:

(1) For 2001, ROE (and pro-forma EPS) excluded goodwill amortization and restructuring charges. For 2002, EPS targets are on an "as reported" (all inclusive) basis.

(2) For 2002, cash flow is defined as cash from operations; less regulated and non-regulated capital expenditures and dividends; plus MCN out-of-region asset sales.

(3) For 2002 approximately 90% of DTE's customers will be included in this measurement (both electric and gas, residential, small businesses and some large businesses).

(4) For 2002 Diversity Placements will be measured across the entire DTE enterprise.

(5) To determine final payouts, the actual results will be interpolated between the Threshold and Target, and between the Target and Maximum for each of the four measures.